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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): November 4, 2005


                              FORTUNE BRANDS, INC.
               (Exact Name of Registrant as Specified in Charter)


           Delaware                  1-9076                 13-3295276
 (State or Other Jurisdiction      (Commission             (IRS Employer
       of Incorporation)           File Number)          Identification No.)


                                300 Tower Parkway
                             Lincolnshire, IL 60069
               (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (847) 484-4400

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02.     Results of Operations and Financial Condition.

     The following information is provided pursuant to Item 2.02 of Form 8-K, "Results of Operations and Financial Condition" and Item 7.01 of Form 8-K, "Regulation FD Disclosure." Registrant is furnishing its press release dated November 4, 2005, which reports Registrant's third quarter 2005 results as well as certain guidance for 2005. The press release is included herewith as Exhibit 99 and is incorporated herein by reference. Pursuant to general instruction B.2 to Form 8-K, the information furnished pursuant to Items 2.02 and 7.01 shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section.


Item 7.01.     Regulation FD Disclosure.

     See "Item 2.02. Results of Operations and Financial Condition" above.


Item 9.01.     Financial Statements and Exhibits.

       (d)     Exhibits.

               99. Press release of Registrant dated November 4, 2005, is being furnished pursuant to Items 2.02 and 7.01.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         FORTUNE BRANDS, INC.
                                         (Registrant)



                                         By:   /s/ Craig P. Omtvedt
                                             -----------------------------------
                                         Name:  Craig P. Omtvedt
                                         Title: Senior Vice President and
                                                 Chief Financial Officer


Date: November 4, 2005



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                                  EXHIBIT INDEX



Exhibit
Number       Description
-------      -----------

  99. Press release of Registrant dated November 4, 2005, which is being furnished pursuant to Items 2.02 and 7.01.